Quarterly Holdings Report
for
Fidelity Advisor® Equity Income Fund
August 31, 2023
EPI-NPRT3-1023
1.805771.119
Common Stocks - 97.1%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 2.4%
Deutsche Telekom AG	528,100	11,303
Verizon Communications, Inc.	942,990	32,986
		44,289
Entertainment - 0.2%
Activision Blizzard, Inc.	40,900	3,762
Media - 3.7%
Comcast Corp. Class A	1,126,200	52,661
Omnicom Group, Inc.	127,800	10,353
WPP PLC	588,900	5,708
		68,722
TOTAL COMMUNICATION SERVICES		116,773
CONSUMER DISCRETIONARY - 3.1%
Broadline Retail - 0.6%
eBay, Inc.	261,200	11,697
Household Durables - 0.5%
Whirlpool Corp. (a)	65,100	9,111
Specialty Retail - 1.4%
Lowe's Companies, Inc.	65,500	15,096
Williams-Sonoma, Inc. (a)	73,500	10,378
		25,474
Textiles, Apparel & Luxury Goods - 0.6%
Tapestry, Inc.	304,500	10,146
TOTAL CONSUMER DISCRETIONARY		56,428
CONSUMER STAPLES - 10.8%
Beverages - 3.5%
Anheuser-Busch InBev SA NV ADR (a)	188,800	10,741
Coca-Cola European Partners PLC	320,600	20,554
Keurig Dr. Pepper, Inc.	513,300	17,273
The Coca-Cola Co.	256,800	15,364
		63,932
Consumer Staples Distribution & Retail - 0.9%
Albertsons Companies, Inc.	702,200	15,729
Food Products - 0.5%
Tyson Foods, Inc. Class A	178,000	9,482
Household Products - 2.1%
Energizer Holdings, Inc.	211,400	7,262
Reckitt Benckiser Group PLC	254,900	18,395
Reynolds Consumer Products, Inc.	485,900	13,260
		38,917
Personal Care Products - 3.0%
Kenvue, Inc.	673,505	15,524
Unilever PLC sponsored ADR	795,700	40,597
		56,121
Tobacco - 0.8%
Philip Morris International, Inc.	153,200	14,716
TOTAL CONSUMER STAPLES		198,897
ENERGY - 7.6%
Oil, Gas & Consumable Fuels - 7.6%
Enterprise Products Partners LP	1,054,600	28,063
Exxon Mobil Corp.	488,500	54,316
Shell PLC ADR	564,400	35,044
TotalEnergies SE	350,500	21,986
		139,409
FINANCIALS - 20.7%
Banks - 9.9%
Cullen/Frost Bankers, Inc.	95,500	9,028
East West Bancorp, Inc.	166,300	9,203
Huntington Bancshares, Inc.	1,362,900	15,115
M&T Bank Corp.	275,900	34,501
PNC Financial Services Group, Inc.	253,900	30,653
U.S. Bancorp	1,036,100	37,849
Wells Fargo & Co.	1,095,750	45,244
		181,593
Capital Markets - 2.5%
Bank of New York Mellon Corp.	349,700	15,691
CME Group, Inc.	62,600	12,688
LPL Financial	54,200	12,498
UBS Group AG	212,800	5,684
		46,561
Financial Services - 3.8%
Fidelity National Information Services, Inc.	399,000	22,288
Global Payments, Inc.	237,400	30,076
Visa, Inc. Class A (b)	69,200	17,001
		69,365
Insurance - 4.5%
Assurant, Inc.	44,700	6,228
AXA SA	686,400	20,623
Chubb Ltd.	132,384	26,592
First American Financial Corp.	122,200	7,537
The Travelers Companies, Inc.	141,400	22,798
		83,778
TOTAL FINANCIALS		381,297
HEALTH CARE - 15.9%
Health Care Providers & Services - 4.1%
Cencora, Inc.	41,900	7,374
Cigna Group	81,100	22,405
Elevance Health, Inc.	59,700	26,388
UnitedHealth Group, Inc. (b)	41,000	19,540
		75,707
Pharmaceuticals - 11.8%
Bristol-Myers Squibb Co.	643,000	39,641
GSK PLC sponsored ADR	264,100	9,278
Johnson & Johnson	363,271	58,732
Merck & Co., Inc.	319,200	34,786
Organon & Co.	392,430	8,618
Roche Holding AG (participation certificate)	63,170	18,540
Royalty Pharma PLC	500,400	14,922
Sanofi SA sponsored ADR	619,700	32,956
		217,473
TOTAL HEALTH CARE		293,180
INDUSTRIALS - 8.1%
Aerospace & Defense - 1.1%
General Dynamics Corp.	90,000	20,398
Building Products - 0.4%
Owens Corning	56,700	8,160
Electrical Equipment - 1.6%
Regal Rexnord Corp.	179,300	29,081
Industrial Conglomerates - 0.8%
Hitachi Ltd.	220,400	14,685
Machinery - 1.8%
Allison Transmission Holdings, Inc.	272,700	16,485
Parker Hannifin Corp.	38,000	15,842
		32,327
Professional Services - 2.4%
Genpact Ltd.	375,600	14,021
Manpower, Inc.	73,500	5,797
Science Applications International Corp.	55,100	6,483
SS&C Technologies Holdings, Inc.	305,400	17,536
		43,837
TOTAL INDUSTRIALS		148,488
INFORMATION TECHNOLOGY - 9.4%
Communications Equipment - 2.5%
Cisco Systems, Inc.	798,153	45,774
IT Services - 2.9%
Amdocs Ltd.	177,022	15,790
Capgemini SA	119,000	22,208
IBM Corp.	108,300	15,902
		53,900
Semiconductors & Semiconductor Equipment - 2.8%
Microchip Technology, Inc.	373,450	30,563
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	220,100	20,595
		51,158
Software - 1.2%
Gen Digital, Inc.	306,900	6,215
Microsoft Corp. (b)	51,200	16,781
		22,996
TOTAL INFORMATION TECHNOLOGY		173,828
MATERIALS - 2.7%
Chemicals - 1.9%
Celanese Corp. Class A	94,400	11,928
CF Industries Holdings, Inc.	120,400	9,279
Olin Corp.	119,600	6,939
The Chemours Co. LLC	185,800	6,321
		34,467
Containers & Packaging - 0.8%
Berry Global Group, Inc.	153,100	10,004
Sonoco Products Co.	98,200	5,642
		15,646
TOTAL MATERIALS		50,113
REAL ESTATE - 4.5%
Equity Real Estate Investment Trusts (REITs) - 4.5%
Alexandria Real Estate Equities, Inc.	97,900	11,390
American Tower Corp.	60,900	11,042
Corporate Office Properties Trust (SBI)	463,100	11,985
Crown Castle International Corp.	144,500	14,522
Digital Realty Trust, Inc.	64,200	8,456
Essex Property Trust, Inc.	39,600	9,440
Gaming & Leisure Properties	136,800	6,484
Public Storage	37,300	10,309
		83,628
UTILITIES - 8.0%
Electric Utilities - 5.1%
Duke Energy Corp.	317,500	28,194
Edison International	332,064	22,863
Eversource Energy	185,600	11,845
Exelon Corp.	338,000	13,561
FirstEnergy Corp.	506,500	18,269
		94,732
Independent Power and Renewable Electricity Producers - 1.0%
Vistra Corp.	563,200	17,696
Multi-Utilities - 1.9%
Dominion Energy, Inc.	189,100	9,179
Sempra	366,800	25,757
		34,936
TOTAL UTILITIES		147,364
TOTAL COMMON STOCKS (Cost $1,601,842)		1,789,405

Money Market Funds - 4.0%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.43% (c)	43,521,032	43,530
Fidelity Securities Lending Cash Central Fund 5.44% (c)(d)	30,296,244	30,299
TOTAL MONEY MARKET FUNDS (Cost $73,829)		73,829

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $1,675,671)	1,863,234
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(19,914)
NET ASSETS - 100.0%	1,843,320

Written Options
	Counterparty	Number of Contracts	Notional Amount ($) (000s)	Exercise Price ($)	Expiration Date	Value ($) (000s)
Call Options
Microsoft Corp.	Chicago Board Options Exchange	96	3,146	360.00	10/20/23	(19)
UnitedHealth Group, Inc.	Chicago Board Options Exchange	96	4,575	530.00	10/20/23	(15)
Visa, Inc. Class A	Chicago Board Options Exchange	118	2,899	260.00	12/15/23	(60)

TOTAL WRITTEN OPTIONS						(94)

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $10,621,000.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	71,467	199,142	227,079	2,231	-	-	43,530	0.1%
Fidelity Securities Lending Cash Central Fund 5.44%	30,796	320,607	321,104	381	-	-	30,299	0.1%
Total	102,263	519,749	548,183	2,612	-	-	73,829

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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